UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2011

AQUASIL INTERNATIONAL INC.
Exact name of registrant as specified in its charter

Nevada	000-54252	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

380 Lexington Ave., 17th Floor, New York, NY	10168
(Address of principal executive offices)	(Zip Code)

(888) 510 3394
Registrant’s telephone number, including area code

BWI HOLDINGS, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5

CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.05 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year End

On February 11, 2011, the Board of Directors of Aquasil International Inc. (formerly BWI Holdings, Inc.) (the “Corporation”), unanimously approved a change of the fiscal year end from March 31, to December 31, effective as of February 16, 2011.  The change was made to align its fiscal periods with AquaSil Inc. which will become the Corporation’s operating entity.

The Corporation expects to file a transition report for the nine month transition period of April 1, 2010 to December 31, 2010 on Form 10-KT within 60 days from February 16, 2011.  As a result of the change in the Corporation’s fiscal year, the Corporation expects to hold it’s Annual Meeting of Stockholders for 2011 on or after May 31, 2011 but no later than September 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUASIL INTERNATIONAL INC.

Dated: February 15, 2011	By:	/s/ Ilya Khasidov
	Name:	Ilya Khasidov
`	Title:	Chief Executive Officer